(NASDAQ: BYND) INVESTOR PRESENTATION September 5, 2019

Disclaimer This presentation contains, in addition to historical information, certain forward-looking statements that are based on our current assumptions, expectations and projections about future performance and events and relate to, among other matters, our future financial performance, our business strategy, industry and market trends, future expectations concerning our market position, future operations and capital expenditures. Forward-looking statements generally contain words such as "believes," "expects," "may," "will," "should," "seeks," "approximately," "intends," "plans," "estimates," "anticipates," and other expressions that are predictions of or indicate future events and trends and that do not relate to historical matters. Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith belief as of that time with respect to future events and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Important factors that could cause actual results to differ materially from expectations include, among others: our ability to effectively manage our growth; our ability to effectively expand our manufacturing and production capacity; our ability to successfully enter new markets, manage our international expansion and comply with any applicable laws and regulations; the effects of increased competition from our market competitors; the success of our marketing efforts and the ability to grow brand awareness and maintain, protect and enhance our brand; changes in consumer tastes and trends in our industry; changes in government regulations and policies, tax laws and rates; our ability to obtain financing arrangements on terms favorable to us or at all; availability and prices of raw materials for our products; outcomes of legal or administrative proceedings; the financial condition of, and our relationship with our suppliers, co-manufacturers, distributors, retailers and foodservice customers; the ability of our suppliers and co-manufacturers to comply with food safety, environmental or other laws or regulations; and general economic conditions. We are under no duty to update any of these forward-looking statements after the date of this presentation to conform these statements to actual results or revised expectations. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation. Our historical results are not necessarily indicative of the results to be expected for any future periods and our operating results for the three and six-month periods ended June 29, 2019 are not necessarily indicative of the results that may be expected for the fiscal year ending December 31, 2019 or any other interim periods or any future year or period. This presentation also contains estimates and other statistical data obtained from independent parties and by us relating to market size and growth and other data about our industry and ultimate consumers. The number of retail and restaurant and foodservice outlets are derived from data through July 2019. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates and data. In addition, projections, assumptions and estimates of our future performance and the future performance of the geographic and other markets in which we operate are necessarily subject to a high degree of uncertainty and risk. "The Beyond Burger," "Beyond Beef," "Beyond Chicken," "Beyond Meat," “Beyond Sausage,” "Beyond Breakfast Sausage," "The Cookout Classic," "The Future of Protein" and "The Future of Protein Beyond Meat" and design are registered trademarks of Beyond Meat, Inc. in the United States and, in some cases, in certain other countries. All other brand names or trademarks appearing in this presentation are the property of their respective holders. Solely for convenience, the trademarks and trade names in this presentation are referred to without the ® and ™ symbols, but such references should not be construed as any indicator that their respective owners will not assert, to the fullest extent under applicable law, their rights thereto. Non-GAAP Financial Measures We present Adjusted EBITDA and Adjusted EBITDA as a % of net revenues to help us describe our operating performance. Our presentation of Adjusted EBITDA and Adjusted EBITDA as a % of net revenues is intended as a supplemental measure of our performance that is not required by, or presented in accordance with, U.S. generally accepted accounting principles (“GAAP”). Adjusted EBITDA and Adjusted EBITDA as a % of net revenues should not be considered as an alternative to net loss, earnings per share or any other performance measures derived in accordance with GAAP as measures of operating performance or operating cash flows or as measures of liquidity. Our presentation of Adjusted EBITDA should not be construed to imply that our future results will be unaffected by these items. See the appendix to this presentation for a reconciliation of Adjusted EBITDA and Adjusted EBITDA as a % of net revenues to net loss and net loss as a % of net revenues. “Adjusted EBITDA” is defined as net loss adjusted to exclude, when applicable, income tax expense, interest expense, depreciation and amortization expense, restructuring expenses, share-based compensation expense, inventory losses from termination of an exclusive supply agreement with a co-manufacturer, costs of termination of an exclusive supply agreement with the same co- manufacturer, and expenses primarily associated with the conversion of our convertible notes and remeasurement of our preferred stock warrant liability and common stock warrant liability. “Adjusted EBITDA as a % of net revenues” is defined as Adjusted EBITDA divided by net revenues. We use Adjusted EBITDA and Adjusted EBITDA as a % of net revenues because they are important measures upon which our management assesses our operating performance. We use Adjusted EBITDA and Adjusted EBITDA as a % of net revenues as key performance measures because we believe these measures facilitate operating performance comparison from period-to-period by excluding potential differences primarily caused by the impact of restructuring, asset depreciation and amortization, non-cash share-based compensation and non-operational charges including the impact to cost of goods sold and SG&A expenses related to the termination of an exclusive co-manufacturing agreement, early extinguishment of convertible notes and remeasurement of warrant liability. Because Adjusted EBITDA and Adjusted EBITDA as a % of net revenues facilitate internal comparisons of our historical operating performance on a more consistent basis, we also use those measures for our business planning purposes. In addition, we believe Adjusted EBITDA and Adjusted EBITDA as a % of net revenues are widely used by investors, securities analysts, ratings agencies and other parties in evaluating companies in our industry as a measure of our operational performance. 1

BUSINESS OVERVIEW

We Use Proprietary Science to Redefine Meat Beyond Meat’s Proprietary Technology & Processes are Used to Replicate Animal Meat’s Principal Components from Plant Proteins We begin with meat’s COMPOSITION versus its animal ORIGIN Then replicate its core structure & sensory experience Microscopy Comparing Beyond Sausage to Pork Sausage Actual Images of the Beyond Burger and Ground Beef Scanning Electronic Microscopy Confocal Laser Microscopy Raw Cooked Beyond Beyond Beyond Burger Burger Sausage Ground Ground Pork Beef Beef Sausage 3

We are Committed to Providing Products that Enable Consumers to Eat What You Love™

IMPROVING HUMAN HEALTH

42%

Reduced risk of developing heart failure associated with people who eat a mostly plant-based diet[1]

30%

Of most cancers in developed countries attributed to dietary factors, including consumption of certain meats[2]

POSITIVELY IMPACTING CLIMATE CHANGE

18-51%

Of global greenhouse gas emissions driven by livestock rearing and processing[3]

ADDRESSING GLOBAL RESOURCE CONSTRAINTS

78%

Of all agricultural land is used for livestock, including grazing land and cropland dedicated to the production of feed[4]

29%

Of the water in agriculture is directly or indirectly used for animal production[3]

IMPROVING ANIMAL WELFARE

60-70 Billion

Farm animals reared for food each year[5]

With current food production systems threatening both human health and environmental sustainability, plant-based diets offer a growing global population a solution of healthy diets and sustainable food systems.[6]

1 Plant Based Diet Associated with Less Heart Failure Risk Report, presented at the American Heart Association scientific meeting, November 13, 2017.
2 Key, Timothy J. et al., Diet, nutrition and the prevention of cancer, Scientific background papers of the joint WHO/FAO expert consultation, Geneva, 28 January - 1 February 2002, Public Health Nutrition, Vol 7, No. 1(A), Supplement 1001, February 2004.
3 Reprinted from Water Resources and Industry, Volumes 1–2, March–June 2013, P.W. Gerbens-Leenes, M.M. Mekonnen, A.Y. Hoekstra, The water footprint of poultry, pork and beef: A comparative study in different countries and production systems, Page No. 26, Copyright (2013), with permission from Elsevier.
4 Livestock's Long Shadow-Environmental Issues and Options, Food and Agriculture Organization of the United Nations, 2006.
5 Compassion in World Farming, Strategic Plan 2013-2017.
6 Food in the Anthropocene: the EAT–Lancet Commission on healthy diets from sustainable food systems, 2019.

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Innovation is at the Core of our Company and is a Key Differentiator Innovation Strategy Led by Highly State-of-the-Art Innovation Center Respected Team of Scientists  Large, experienced team composed of scientists,  R&D Application Lab engineers, researchers, technicians, and chefs  Color / Encapsulation Lab  Work seamlessly with internal chefs and food technologists to ensure the best quality in terms of taste, texture and  Analytical Lab other sensory attributes  Chemical Lab  Microbiology / Fermentation Lab R&D as a % of Net Revenue (Most Recent FY)  Pilot Plant  Test Kitchen 10.9% 5.50% Nestle 1.8% Kellogg’s 1 1.1% WH Group 2 0.6% Conagra 3 0.6% Hormel 0.4% 30,000 Sq. Ft Manhattan Beach 4 Kraft Heinz 0.4% Project Innovation Center (El Segundo, CA) Tyson 0.3% Beyond Meat’s products are driven by proprietary technology and a relentlessly focused innovation team 1 Parent company of Morningstar Farms. 2 Parent company of Smithfield. 3 Parent company of Gardein. 4 Parent company of Boca Burger. 5

Plant-Based Meat has a Significant Market Opportunity in the U.S. Alone Plant-Based Meats are Growing in Consumer Acceptance – 95% of People Purchasing Plant-Based Burgers When Dining Out Also Purchasing Beef Burgers1 Applying Plant-Based Milk % Penetration in U.S. Dairy to Plant-Based Dairy Analogue U.S. Meat Is One Way to Size Potential U.S. Opportunity U.S. Market (2017) U.S. Market (2017) $269.0$270 bn bn3 3 “The Meat Gap” $35 bn $35.0 bn 13%13% $16.1 bn2 $16.1bn2 Significant Market Opportunity Plant-based Meat $2.1 bn2 $2.1bn Sales (Retail 13% 13% Channel) =$670mm4 Dairy MilkMilk PlantMilk Alternatives-Based Milk MeatMeat MeatPlant- AlternativesBased Meat We believe significant penetration by plant-based dairy products in the traditional dairy industry is an analogue to the potential rise of the plant-based meat industry 1 According to NPD Group market research, during the year ended April 2019, beef burger buyers, who purchased beef burgers at quick service restaurants an average of 18 times, also purchased plant-based burgers 2 times in the period. 2 Mintel Press Release (“US non-dairy milk sales grow 61% over the last five years”), January 4, 2018. 3 According to Fitch Solutions Macro Research, a division of Fitch Solutions, research data, August 6, 2018. 4 According to Nielsen data commissioned by the Plant Based Foods Association over the 52-week period ending June 16, 2018. 6

Opportunity to Serve Meat Eaters in Existing and New Geographies Current Established Presence Near-term Target Strong potential to increase revenue from international markets which represented 13% of Beyond Meat net revenues in the first half of 2019, up from 2% of net revenues in the first half of 20181 Source: Company data 1 International sales excluding Canada. 7

RECENT NOTABLE UPDATES

Our Approach to Product and Strategy has Made Us a Leading Disruptor in the Meat Category We are Disrupting the Net Revenues ($ millions) Largest Category in Food $1.4tn $270bn $ 107 Size of the Global Meat Size of the U.S. Meat Category¹ Category¹ $ 88 Beyond Meat is the Future of Protein 256% 3x YoY Growth YoY Growth 170% 256% 1H 2018 – 1H 2019 Increase in Manufacturing Revenue YoY Growth Capacity2 2 ~23,000 ~25,000 Stores Outlets U.S. + Canada U.S. + Canada $ 33 $ 30 Retail Rollout Foodservice Rollout ~5,000 ~53,000 Outlets Points of International Retail and Distribution Worldwide Foodservice Rollout3 2017 2018 1H 2018 1H 2019 Note: 1H refers to six-month period ending June 30, 2018 or June 29, 2019, as applicable. Points of distribution, stores and outlets approximate as of July 2019. 1 According to Fitch Solutions Macro Research, a division of Fitch Solutions, research data, August 6, 2018. 2 As of end of Q1 2019, compared to end of Q2 2018. 3 Excludes Canada. 9

Momentum Has Continued Post-IPO At IPO July 2019 Growth Total Points of Distribution ~30,000 ~53,000 +77% (Worldwide) Retail ~17,000 ~23,000 +35% Foodservice ~12,000 ~25,000 +108% International1 ~1,000 ~5,000 +400% Brand Awareness Unaided brand awareness2 6% 13% +117% Total brand awareness3 23% 34% +48% Q2 2018 ($ millions) Q2 2019 Growth Net Revenues $17.4 $67.3 +287% Gross Margin 15.0% 33.8% +1,880bps Adjusted EBITDA4 $(5.6) $6.9 - Note: Q2 refers to three-month period ended June 30, 2018 or June 29, 2019, as applicable. 1 International (excluding Canada) refers to both retail and foodservice points of distribution. 2 Unaided brand awareness represents results of the answer to, “what brands, if any, come to mind when you think of a meat alternative product?” At IPO based on Oct 2018 survey of 1,004 people, July 2019 based on July 2019 survey of 1,002 people. 3 Total brand awareness represents the answer to “which of the following meat alternative brands have you heard of before today?” and “which of the following other brands have you heard of before today?” At IPO based on Oct 2018 survey of 1,004 people, July 2019 based on July 2019 survey of 1,002 people. 10 4 See appendix for reconciliation of Adjusted EBITDA to net loss.

Strong Demand Led to the Aggressive Rollout of the Beyond Burger in Retail Quarterly U.S. Retail Rollout of the Beyond Burger 20 15 13 13 10 Retail Outlets (in '000s) 7 5 Dec-2017 Mar-2018 Jun-2018 Sep-2018 Dec-2018 Mar-2019 Jun-2019 11

Retail Velocities Continue to Increase Quarterly Retail Average Units per Store per Week at Key Retailers (Beyond Burger and Beyond Sausage) Total +196% +99% +1,426% +299% +1,245% +228% +142% +222% Velocity 1 191 55 104 87 41 65 23 62 136 63 48 44 14 18 47 43 14 17 Average Average Units per Store per Week 65 64 63 20 12 44 16 49 44 14 13 7 5 34 32 31 7 16 5 14 20 13 Q2 Q2 Q2 Q2 Q2 Q2 Q2 Q2 Q2 Q2 Q2 Q2 Q2 Q2 Q2 Q2 2018 2019 2018 2019 2018 2019 2018 2019 2018 2019 2018 2019 2018 2019 2018 2019 Retailer A Retailer B Retailer C Retailer D Retailer E Retailer F Retailer G Retailer H Beyond Beyond Burger Sausage Source: SPINS data through 16-Jun-2019 1 Includes units of Beyond Burger and Beyond Sausage. 12

Beyond Meat is Building a Track Record of Success We are Poised to Achieve Growth Across Three Distribution Channels Retail Restaurant and Foodservice International1 Net Revenues ($ millions) Net Revenues ($ millions) Select Customers and Distributors $ 54 $ 54 $ 51 $ 37 3 $ 25 $ 21 2 $ 7 $ 9 2017 2018 1H 2018 1H 2019 2017 2018 1H 2018 1H 2019 Select Customers Select Customers and Distributors Select Highlight Select Highlight Select Highlight Retail points of Restaurant and International distribution Foodservice Retail and ~17,000 ~23,000 across the United ~12,000 ~25,000 outlets across the ~1,000 ~5,000 Foodservice States and United States and outlets carrying Canada carrying Canada carrying Beyond Meat At IPO July 2019 At IPO July 2019 Beyond Meat At IPO July 2019 Beyond Meat products products products Note: 1H refers to six-month period ended June 30, 2018 or June 29, 2019, as applicable. 1 International (excluding Canada) represented approximately 13% of 1H 2019 net revenues compared to 2% of 1H 2018 net revenues. 13

Recent Notable Updates Beyond Meat Rapid & Relentless Innovation Program (BM2RI) Is Designed to Make Our Existing Products Obsolete, Generate New Products & Platforms, and Serve A Widening Circle of Customers Customers Products Key International Customers We continue to expand our customer Roll out of both enhanced and new Added new customers in 9 countries base, with the announcement of multiple new customers across products across offerings v foodservice 3 new product launches / enhancements ] Expected September 2019 July 2019 Limited Test Limited Test International Supply Chain July 2019 Beyond Breakfast Beyond Beef Sausage (2019) (2019) Expected Nationwide co-manufacturing facility September 2019 Rollout in Canada 1st outside of the United States (Netherlands) June 2019 June 2019 Improved Beyond Scheduled Completion for Burger (2019) June 2019 May 2019 Q1 2020 14

FINANCIAL UPDATE

Key Financial Drivers

				Key Financial Metrics
Revenue Drivers	Plant-based Meat Market Expansion & BYND Share Growth	Penetration Across Retail, Foodservice & Int'l	Innovation and New Product Launches	**+256%** 1H 2018 vs. 1H 2019 Net Revenues CAGR **$107mm** 2019 1H Net Revenues
Gross Profit Drivers	Branded Offering with Mix Shift to Fresh	Scalable Supply Chain Structure	Production Efficiencies & COGS Management	**31%** 2019 1H Gross Margin **$34mm** 2019 1H Gross Profit
Operating Expense Leverage	Operating Leverage with Increasing Scale	Continued R&D Investment	Marketing Expansion Efforts	**+1,756bps** 1H'18 – 1H'19 SG&A Improvement[1] **8%** 1H 2019 R&D Expenses[1]

Note: 1H refers to six-month period ended June 30, 2018 or June 29, 2019, as applicable.
[1] As a % of net revenues.

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Strong Growth Profile Gross Revenues by Platform Net Revenues by Channel¹ Highlights YoY Growth (%) YoY Growth (%)  Strong revenue growth, with multiple levers to further 2018 1H 2019 2018 1H 2019 accelerate growth Fresh 351% 331 % Retail 99% 156% ― Brand awareness Restaurant and Frozen (19) % 10% 424% 486 % continuing to build Foodservice momentum Total 159% 243 % Total 170% 256% ― Continue growing distribution points and ($ millions) ($ millions) growing sales at existing ~53,000 POS as of July $ 117 2019 $ 107 $ 10 $ 98 ― Continue to build on strong $ 88 partnerships with ~25,000 $ 16 restaurants and $ 54 foodservice outlets as of July 2019 $ 37 ² ― International market $ 107 ³ expansion $ 38 ² $ 82 $ 34 $ 33 $ 30 ³ ― New product launches $ 20 $ 9 $ 7 $ 54 ² $ 51 $ 9  Continued investment in $ 25 $ 25 ³ $ 18 $ 21 infrastructure and capabilities to support future growth 2017 2018 1H 2018 1H 2019 2017 2018 1H 2018 1H 2019 Fresh Frozen Retail Restaurant and Foodservice  Expect fresh platform to be the main driver of growth over next few years Note: 1H refers to six-month period ended June 30, 2018 or June 29, 2019, as applicable. 1 International (excluding Canada) represented approximately 13% of 1H 2019 net revenues. 17

Evolution of Quarterly Revenues Quarterly Net Revenues ($ millions) YoY 107% 212% 180% 175% 215% 287% Growth (%) $ 67.3 $ 40.2 $ 31.5 $ 26.3 $ 17.4 $ 12.8 $ 11.5 $ 9.4 $ 6.2 $ 5.6 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 As we shifted focus to our fresh platform and expanded capacity to address increased demand, we saw meaningful momentum in sales growth during 2018 and the first and second quarters of 2019 18

Improving Margin Profile Gross Profit and Margin OpEx and OpEx % of Net Revenues Highlights Gross Margins Operating Expenses² as % of Net Revenues  Gross margin benefits from transition to fresh product platform (6.7)% 20.0% 15.5% 31.2% 58.1% 34.1%  Continued optimization of supply R&D as % of Net Revenues chain capabilities and ($ millions) manufacturing efficiency expected to positively impact 13.6% 8.1% gross margin $ 34 ($ millions) ― Increased manufacturing $ 37 capacity expected from throughput gains and additional extruders 3 ― As we scale, our increased purchasing power and $ 18 expanding co-man network $ 28 $ 18 expected to benefit gross margin expansion  R&D efforts are focused on $ 13 enhancements to our product formulations, production $ 5 processes and the development $ 9 $ 4 of new products 2017  2018 1H 2018 1H 2019 1H 2018 1H 2019 We expect SG&A as % of net $(2) R&D SG&A² revenues to decrease as our sales increase Adjusted EBITDA¹ $(17.6) $(19.3) $(9.9) $4.7 ($ millions) Note: 1H refers to six month period ended June 30, 2018 or June 29, 2019, as applicable. 1 See appendix for reconciliation of Adjusted EBITDA to net loss. 2 Includes restructuring expenses. 19

Targeted Long-Term Margin Structure ~Mid to High-30s 31.2% 20.0% Gross Margin 2018A 1H 2019 Long-Term ~Mid-teens 4.4% Adjusted EBITDA (22.0)% as a % of Net Revenues 2018A 1H 2019 Long-Term 20

Q2 2019 Performance Update Highlights ($ millions) Q2’18 Q2’19 Change  Net revenues increased 287% to $67.3mm, primarily due to an increase Net Revenues $17.4 $67.3 +287% in sales of fresh platform products, expansion in the number of retail and foodservice points of distribution, Gross Profit $2.6 $22.7 +771% international customers, and greater demand from existing customers Gross Margin % 15.0% 33.8% +1,880 bps  Gross margin expanded primarily due to an increase in total products sold (Loss) Income from Operations $(7.3) $2.2 +$9.4 and production efficiency improvements  Operating income impacted by the Net Loss $(7.4) $(9.4) (27.7)% continued investments in R&D and manufacturing and supply chain expansion Adjusted EBITDA1 $(5.6) $6.9 +$12.5 Adjusted EBITDA as a % of net revenues1 (32.2)% 10.2% +4,240 bps  Adjusted EBITDA margin as a % of net revenues increased by 4,240 bps and turned positive, primarily due to increased net revenues and scaling of our fixed costs 1 See appendix for reconciliation of Adjusted EBITDA to net loss and Adjusted EBITDA as a % of net revenues to net loss as a % of net revenues. 21

APPENDIX

Reconciliation of Non-GAAP Financial Measures Reconciliation to Adjusted EBITDA (unaudited) 1 In connection with the termination of an exclusive supply agreement with a co-manufacturer in May 2017, we recorded restructuring expenses related to the impairment write-off of long-lived assets, primarily comprised of certain unrecoverable equipment located at the co-manufacturer’s site and company-paid leasehold improvements to the co-manufacturer’s facility, and legal and other expenses associated with the dispute with the co-manufacturer. 2 Consists of additional charges related to inventory losses incurred as a result of termination of an exclusive supply agreement with a co-manufacturer recorded in cost of goods sold. 3 Consists of additional charges incurred as a result of termination of an exclusive supply agreement with a co-manufacturer recorded in selling, general and administrative expenses. 4 Includes expenses primarily associated with the conversion of our convertible notes. 23